EXHIBIT 99.1

Investor Contact:	Andrea Rabney
Argot Partners
212.600.1902
andrea@argotpartners.com

Media Contact:	David Pitts
Argot Partners
212.600.1902
david@argotpartners.com

Enzon to Review Asset Sales, Sale of the Company

Suspending Clinical Development with Goal to Maximize Value Returned to Shareholders

PISCATAWAY, N.J. – December 17, 2012 – Enzon Pharmaceuticals, Inc. (Nasdaq: ENZN) today announced that its Board of Directors has retained Lazard to act as financial advisor in a review of the possible sale or disposition of one or more corporate assets, or a sale of the Company. Based on clinical data on the androgen receptor program, Enzon plans to suspend clinical development with a goal to conserve capital and maximize value returned to shareholders. A special committee of Enzon’s Board of Directors was established to oversee the review. There can be no assurance that the review will result in the consummation of any transactions.

Alex Denner, Chairman of the Board, commented: “The Board of Directors, following a review of the Company’s assets and strategic direction, has determined that it is in the best interest of Enzon’s shareholders to pursue a sale, in whole or in part, of the Company. In addition to a strong balance sheet and royalty revenues, Enzon’s drug candidates and technologies offer the potential for a variety of transactions.”

About Enzon

Enzon Pharmaceuticals, Inc. is a biotechnology company dedicated to the research and development of innovative therapeutics for patients with high unmet medical need. Enzon's drug-development programs utilize two platforms: Customized PEGylation Linker Technology (Customized Linker Technology®) and third-generation mRNA-targeting agents utilizing the Locked Nucleic Acid (LNA) technology. Enzon currently has three compounds in human clinical development and multiple novel mRNA antagonists in preclinical research. Enzon receives royalty revenues from licensing arrangements with other companies related to sales of products developed using its proprietary Customized Linker Technology. Further information about Enzon and this press release can be found on the Company's website at www.enzon.com.

Forward-Looking Statements

This press release contains, or may contain, forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release, other than statements that are purely historical, are forward-looking statements, which can be identified by the use of forward-looking terminology such as the words "believes," "expects," "may," "will," "should," "potential," "anticipates," "plans," or "intends" and similar expressions, including statements regarding the review of the possible sale or disposition of one or more corporate assets or a sale of the Company, statements regarding Enzon’s plans to suspend clinical development, and statements regarding pursuing a sale, in whole or in part, of the Company.

Such forward-looking statements are based upon management's present expectations, objectives, anticipation, plans, hopes, beliefs, intentions or strategies regarding the future and are subject to known and unknown risks and uncertainties that could cause actual results, events or developments to be materially different from those indicated in such forward-looking statements. Such risks and uncertainties include, but are not limited to, uncertainty regarding the length or complexity of the process, the possibility that the process will not lead to any transaction, the potential that the process will distract Enzon’s board of directors and management from Enzon’s business, the potential that Enzon will incur significant expenses pursuing one or more transactions unsuccessfully, the risk that the process will impair Enzon’s relationships with partners, suppliers and employees, the risk that announcements regarding the process will cause Enzon’s stock price to decline, the risk of claims or other litigation arising from Enzon’s pursuit of one or more transactions, and other risks and uncertainties that are contained in Enzon's filings with the U.S. Securities and Exchange Commission, including Enzon's Annual Report on Form 10-K for the year ended December 31, 2011. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. No assurance can be given that the future results covered by the forward-looking statements will be achieved. All information in this press release is as of the date of this press release and Enzon does not intend to update this information.